Ally Financial Inc. 1Q 2018 Earnings Review Contact Ally Investor Relations at (866) 710-4623 or investor.relations@ally.com April 26, 2018 Exhibit 99.2

Forward-Looking Statements and Additional Information This presentation and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication. This presentation and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as our statements about targets and expectations for various financial and operating metrics. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2017, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings. This presentation and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation. Our use of the term “loans” describes all of the products associated with our direct and indirect lending activities. The specific products include loans, retail installment sales contracts, lines of credit, leases, and other financing products. The term “lend” or “originate” refers to our direct origination of loans or our purchase or acquisition of loans.

GAAP and Core Results - Quarterly The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to and not a substitute for U.S. GAAP measures: Adjusted Earnings per Share (Adjusted EPS), Core Pre-Tax Income, Core Net Income Attributable to Common Shareholders, Core Return on Tangible Common Equity (Core ROTCE), Adjusted Efficiency Ratio, fully phased-in Common Equity Tier 1 (CET1) capital, Adjusted Total Net Revenue, Adjusted Other Revenue, Core original issue discount (Core OID) amortization expense and Core outstanding original issue discount balance (Core OID balance), Net Financing Revenue, excluding Core OID and Adjusted Tangible Book Value per Share (Adjusted TBVPS). These measures are used by management and we believe are useful to investors in assessing the company’s operating performance and capital. Refer to the Definitions of Non-GAAP Financial Measures and Other Key Terms, and Reconciliation to GAAP later in this document. Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. See pages 24 and 25 for calculation methodology and details. Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. See page 25 for calculation methodology and details. Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and the net deferred tax asset. See page 27 for calculation methodology and details. Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if tax-effected Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. See page 26 for calculation methodology and details. Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. Adjusted efficiency ratio generally adjusts for Insurance segment revenue and expense, rep and warrant expense and Core OID. See page 28 for calculation methodology and details. Adjusted total net revenue is a non-GAAP financial measure that adjusts GAAP total net revenue for Core OID and for change in the fair value of equity securities due to the implementation of ASU 2016-01, effective 1/1/18, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity. See page 31 for calculation methodology and details.

First Quarter Highlights Represents a non-GAAP financial measure. See page 25 and page 31 for calculation methodology and details. Continued execution along strategic and financial path Adjusted EPS(1) of 68 cents – up 42% YoY Retail deposit growth of $3.7 billion – record for Ally for a first quarter Adjusted total net revenue(1) of $1.46 billion – up 5% YoY Consumer auto originations of $9.5 billion – record Used volume Retail auto portfolio yield up 24 bps YoY while net charge-off rate down 7 bps YoY

Core Metric Trend Adjusted Earnings per Share(1) Adjusted Total Net Revenue(2) Total Deposits Adjusted Tangible Book Value per Share(3) (3) Represents a non-GAAP financial measure. See page 26 for details. (1) Represents a non-GAAP financial measure. See page 25 for details. (2) Represents a non-GAAP financial measure. See page 31 for details. Note: Other includes mortgage escrow, dealer and other deposits (2) (2)

First Quarter Financial Results Represents a non-GAAP financial measure. Adjusted for Core OID. See pages 24 and 30 for calculation methodology and details. Represents a non-GAAP financial measure. Adjusted for change in the fair value of equity securities due to the implementation of ASU 2016-01, effective 1/1/18, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity. For Non-GAAP calculation methodology and details see page 30. For Non-GAAP calculation methodology and details see pages 24, 25, 27 and 28. Significant discrete tax items do not relate to the operating performance of the core businesses. 4Q 2017 effective tax rate was impacted primarily by a $119 million revaluation of federal deferred tax assets and liabilities and related valuation allowance recorded in 4Q 17.

Net Financing Revenue Net financing revenue (excluding Core OID)(1) of $1,069 million up $73 million YoY driven by asset and deposit growth and liability mix shift NIM of 2.64%; NIM (excluding Core OID)(1) of 2.69% up 5 bps YoY Net financing revenue (excluding Core OID)(1) declined QoQ due primarily to day count and lower lease yield 1Q retail auto loan yield impacted by hedge positioning to reduce sensitivity to short term rate increases Represents a non-GAAP financial measure. Excludes Core OID. See page 30 for calculation methodology and details. Includes brokered and sweep deposits Includes Demand Notes, FHLB borrowings and Repurchase Agreements Includes trust preferred securities

Deposits Retail deposits growth of $3.7 billion – record for Ally for a first quarter YoY growth of $11.7 billion Cumulative retail portfolio beta of 21% since 3Q 15 In line with 30 – 50% cumulative medium-term beta expectation 1.48 million retail deposit customers Highest quarterly retail deposit customer growth in 5 years Stable, consistent growth of retail deposits Deposit Mix Retail deposit customer growth Note: Other includes mortgage escrow, dealer, and other deposits Note: Other includes mortgage escrow, dealer, and other deposits

Capital

- **Preliminary fully phased-in Basel III CET1 ratio of 9.2%**
  - 6 bps impact to CET1 from recently adopted accounting standards
  - Earning assets increased 2x RWA growth
- **Deferred tax asset impacted by unrealized loss position on investment securities portfolio**
- **Continue to deploy capital towards share repurchases**

Capital Ratios(1) and Risk-Weighted Assets



12.7%
12.8%
13.2%
12.9%
12.5%
11.1%
11.1%
11.4%
11.2%
11.0%
9.3%
9.4%
9.6%
9.5%
9.2%
$138
$138
$136
$139
$142
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
Risk-Weighted Assets ($B)
Total Capital Ratio
Tier 1 Ratio
CET1

(1) All capital ratios represent fully phased-in Basel III, which are non-GAAP financial measures; See page 29 for details.

Deferred Tax Asset Utilization



($ millions)
$895
$616
$757
$473
$653
$410
$453
$280
$521
$309
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
Net GAAP DTA Balance
Disallowed DTA

Note: reflects Basel III fully phased-in disallowed DTA. Disallowed DTA is phased in to CET1 during transition period. See page 29 for more details.

Outstanding Sharecount Decreasing



(# millions)
484
475
467
462
452
444
437
433
2Q 16
3Q 16
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18

1Q 2018 Preliminary Results 9

Consolidated Net Charge-Offs Provision Expense Asset Quality Retail Auto Net Charge-Offs Retail Auto Delinquencies Note: Above loans are classified as held-for-investment and recorded at gross carrying value. Note: Includes accruing contracts only. Note: See page 24 for definition. Note: Retail auto loans exclude fair value adjustments for loans in hedge accounting relationship.

Auto Finance reported pre-tax income of $268 million in 1Q, down $20 million YoY and down $17 million QoQ Net financing revenue up YoY due to higher retail assets and yields partially offset by lease portfolio run-off Net financing revenue down QoQ due to declining lease portfolio and lower day count Other revenue down YoY driven primarily by lower loan sale activity Provision expense down YoY due to relatively flat retail auto charge-offs and lowered hurricane specific reserve Provision declined QoQ due primarily to seasonally lower charge-offs Strong application flow supporting origination volumes Auto Finance – Results Noninterest expense includes corporate allocations of $183 million in 1Q 2018, $167 million in 4Q 2017 and $180 million in 1Q 2017

Auto Finance – Key Metrics See page 24 for definitions Consumer Assets Commercial Assets Consumer Originations Origination Mix Note: Asset balances reflect the average daily balance for the quarter See page 24 for definitions

Insurance Pre-tax income of $27 million Core pre-tax income(1) of $62 million up $22 million YoY and down $18 million QoQ Excludes $35 million impact of ASU 2016-01 which came into effect 1/1/18 Lower weather losses YoY further mitigated by reinsurance coverage Written premiums of $275 million up $35 million YoY Increase driven primarily by growth in vehicle service contract volume and vehicle inventory insurance rates Renewed reinsurance agreement from April 1, 2018 – March 31, 2019 Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity. See page 30 for details. Noninterest expense includes corporate allocations of $13 million in 1Q 2018, $13 million in 4Q 2017 and $13 million in 1Q 2017 (3) (3) 2Q 2017 - 1Q 2018 Weather Losses net of reinsurance coverage

Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity. See page 30 for details. Noninterest expense includes corporate allocations of $7 million in 1Q 2018, $5 million in 4Q 2017 and $6 million in 1Q 2017 Pre-tax income of $29 million Core pre-tax income(1) of $34 million up $9 million YoY and up $2 million QoQ Net financing revenue up YoY driven by strong loan growth Total other revenue down YoY due primarily to gain on equity investments in the prior year Provision expense down YoY and QoQ driven primarily by lower specific reserves versus prior quarters Held-for-investment portfolio up 25% YoY Corporate Finance

Mortgage Finance Noninterest expense includes corporate allocations of $17 million in 1Q 2018, $14 million in 4Q 2017 and $13 million in 1Q 2017 1st lien only. Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices Pre-tax income of $8 million, down $1 million YoY and up $6 million QoQ Higher net financing revenue YoY and QoQ driven by asset balance growth from bulk purchase activity Provision expense relatively flat YoY and QoQ Noninterest expense up YoY driven by continued build out of direct-to-consumer offering and to support asset growth Held-for-investment assets up $4.4 billion YoY Bulk purchase activity of $1.3 billion in 1Q 18

Represents a non-GAAP financial measure. See pages 25, 27 and 30 for details. 2018 Outlook

Conclusion Continued execution along strong earnings growth path Auto finance business optimizing retail auto returns Focused on building scale in product expansion areas Strong customer growth supports the long-term strategic path CCAR submitted – Plan to continue to return significant capital to shareholders Building the leading digital bank Deposit growth provides structural support for long-term earnings growth path

Supplemental Charts

Results by Segment Core OID for all periods shown is applied to the pre-tax income of the Corporate and Other segment. Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Reflects equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity. See page 30 for details. Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations for Core OID and equity fair value adjustments related to ASU 2016-01. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. See pages 24 and 30 for calculation methodology and details. Supplemental

Supplemental

Funding and Liquidity

- **Ally Bank funded assets at 84% up 9 pts YoY**
- **Deposits at 64% of total funding (ex Core OID balance) up 6 pts YoY**
- **$3.1 billion of new secured funding in 1Q 18**
  - $2.1 billion retail auto securitizations
  - $1.0 dealer floorplan securitization
- **Strong total liquidity levels at $17.7 billion as of 3/31/18**

Growth in Bank Funded Assets


($ billions)
$162.1
$164.3
$164.0
$167.1
$170.0
75%
77%
79%
82%
84%
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
Ally Bank Assets
Non-Bank Assets

Funding Profile


46%
7%
31%
17%
51%
8%
26%
15%
58%
9%
19%
14%
64%
14%
11%
11%
1Q 15
1Q 16
1Q 17
1Q 18
Deposits
FHLB / Other
Secured Debt
Unsecured Debt

Note: excludes Core OID balance. See page 24 and 31 for details.

Unsecured Long-Term Debt Maturities


($ billions)
$17.7
Weighted average coupon(1)
4.3%
3.6%
6.5%
6.1%
$9.2
$2.3
$0.6
$1.0
$0.8
$1.2
$0.8
$0.0
$0.0
$0.8
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
2Q 19
3Q 19
4Q 19
2020
2021+
Matured
Remaining
Total Liquidity

(1) Weighted average coupon based on notional value and corresponding coupon for all unsecured bonds as of January 1st of the respective year. Does not reflect weighted average interest expense for the respective year. 2021+ excludes ~$2.6 billion Trust Preferred securities.

As of 3/31/18. Total maturities for 2021 and beyond do not exceed $3.0 billion in any given year. Current period does not include early debt redemptions.

Note: Total Liquidity includes cash & cash equivalents, highly liquid securities and current committed unused capacity. See page 18 of the Financial Supplement for more details.

1Q 2018 Preliminary Results
20

Represents a non-GAAP financial measure. See page 24 and 31 for details. Represents a non-GAAP financial measure. See page 30 for calculation methodology and details. Primarily HFI legacy mortgage portfolio. Corporate and Other Supplemental Corporate and Other includes the impact of centralized asset and liability management, corporate overhead allocation activities, the legacy mortgage portfolio and Ally Invest activity Pre-tax loss of $4 million up $32 million YoY and down $15 million QoQ Net financing revenue up YoY driven primarily by higher investment securities balances and yield Down QoQ primarily driven by deposit pricing actions Other revenue up YoY and QoQ primarily due to higher investment gain activity in the current quarter Total assets up $2.5 billion YoY Higher investment securities balance Held-for-investment mortgage loan decline due to legacy portfolio run-off Current and prior periods restated to exclude small population of dormant low-balance legacy TradeKing accounts

Interest Rate Sensitivity Net financing revenue impacts reflect a rolling 12-month view. See page 24 for additional details. Gradual changes in interest rates are recognized over 12 months. Supplemental

Deferred Tax Asset Supplemental U.S. GAAP does not prescribe a method for calculating individual elements of deferred taxes for interim periods; therefore, these balances are estimated Primarily book / tax timing differences Note: 4Q 2017 includes approximately $128 million revaluation of deferred tax balances from 35% to 21% pursuant to Tax Reform enacted on December 22, 2017. Tax credits are not generally subject to revaluation.

Notes on non-GAAP and other financial measures Supplemental Accelerated issuance expense (Accelerated OID) is the recognition of issuance expenses related to calls of redeemable debt. Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, tax-effected repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities, certain discrete tax items and preferred stock capital actions and tax-effected changes in equity investments measured at fair value. See page 25 for calculation methodology and details. Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID, primarily related to bond exchange OID which excludes international operations and future issuances. See page 31 for calculation methodology and details. Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID, primarily related to bond exchange OID which excludes international operations and future issuances. See page 31 for calculation methodology and details. Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID and (2) repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities and (3) equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. See page 30 for calculation methodology and details. Interest rate risk modeling – We prepare our forward-looking baseline forecasts of net financing revenue taking into consideration anticipated future business growth, asset/liability positioning, and interest rates based on the implied forward curve. We have experienced significant growth in deposit balances over the past several years, resulting in increased exposure to deposit portfolio repricing assumptions on liquid and time deposit balances. During the first quarter of 2017 we implemented a dynamic pass-through modeling assumption on our retail liquid deposit portfolio, whereby deposit pass-through levels increase as the absolute level of short-term market interest rates rise. Our baseline forecast assumes a medium-term cumulative deposit beta on retail liquid products of 30% to 50%, steadily increasing to approximately 75% over the longer term. For deposits with contractual maturities, we assume betas will exceed retail liquid product levels on new and maturing volumes. We continually monitor industry and competitive repricing activity along with other market factors when contemplating deposit pricing actions. Please see the 10-K for more details. Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale. Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for tax-effected Core OID balance and net deferred tax asset. See page 26 for more details. U.S. consumer auto originations New Retail – standard and subvented rate new vehicle loans Lease – new vehicle lease originations Used – used vehicle loans Growth – total originations from non-GM/Chrysler dealers and direct-to-consumer loans The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to and not a substitute for U.S. GAAP measures: Adjusted Earnings per Share (Adjusted EPS), Core Pre-Tax Income, Core Net Income Attributable to Common Shareholders, Core Return on Tangible Common Equity (Core ROTCE), Adjusted Efficiency Ratio, fully phased-in Common Equity Tier 1 (CET1) capital, Adjusted Total Net Revenue, Adjusted Other Revenue, Core original issue discount (Core OID) amortization expense and Core outstanding original issue discount balance (Core OID balance), Net Financing Revenue, excluding Core OID and Adjusted Tangible Book Value per Share (Adjusted TBVPS). These measures are used by management and we believe are useful to investors in assessing the company’s operating performance and capital. Refer to the Definitions of Non-GAAP Financial Measures and Other Key Terms, and Reconciliation to GAAP later in this document

GAAP to Core Results - Quarterly Supplemental Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) adds back tax-effected repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities, (4) excludes equity fair value adjustments (net of tax) related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity that do not reflect the operating performance of the core businesses, (5) excludes certain discrete tax items that do not relate to the operating performance of the core businesses, and (6) adjusts for preferred stock capital actions (e.g., Series A and Series G) that have been taken by the company to normalize its capital structure.

GAAP to Core Results - Quarterly Supplemental Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for (1) goodwill and identifiable intangibles, net of DTLs, (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered and (3) Series G discount which reduces tangible common equity as the company has normalized its capital structure. Note: in December 2017 tax-effected Core OID balance was adjusted from a statutory U.S. Federal tax rate of 35% to 21% (“rate”) as a result of changes to U.S. tax law. The adjustment conservatively increased the tax-effected Core OID balance and consequently reduced Adjusted TBVPS as any acceleration of the non-cash charge in future periods would flow through the financial statements at a 21% rate versus a previously modeled 35% rate.

GAAP to Core Results - Quarterly Supplemental Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s core net income attributable to common shareholders utilized a static 34% tax rate for purposes of calculating Core ROTCE through 4Q 2015. As of 1Q 2016, Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for any discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share. In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax-effected Core OID, excludes equity fair value adjustments (net of tax) related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity, certain discrete tax items and preferred stock capital actions. In the denominator, GAAP shareholder’s equity is adjusted for preferred equity and goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.

GAAP to Core Results - Quarterly Supplemental Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Insurance segment expense and Rep and warrant expense. In the denominator, total net revenue is adjusted for Insurance segment revenue and Core OID. See page 13 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance business.

Notes on non-GAAP and other financial measures Supplemental Common Equity Tier 1 (“CET1”) capital fully phased-in: Under the Basel III regulatory framework as adopted in the United States, banking organizations like the company are required to comply with a minimum ratio of common equity tier 1 capital to risk-weighted assets (CET1 Capital Ratio). Common equity tier 1 capital generally consists of common stock (plus any related surplus and net of any treasury stock), retained earnings, accumulated other comprehensive income, and minority interests in the common equity of consolidated subsidiaries, subject to specified conditions and adjustments. The obligation to comply with the minimum CET1 Capital Ratio is subject to ongoing transition periods and other provisions under Basel III. Management believes that both the transitional CET1 Capital Ratio and the fully phased-in CET1 Capital Ratio are helpful to readers in evaluating the company’s capital utilization and adequacy in absolute terms and relative to its peers. The fully phased-in CET1 Capital Ratio is a non-GAAP financial measure that is reconciled to the transitional CET1 Capital Ratio above.

Notes on non-GAAP and other financial measures Supplemental Non-GAAP line items walk to Core net income attributable to common shareholders, a non-GAAP financial measure that adjusts net income . See page 24 for definitions.

Notes on non-GAAP and other financial measures Supplemental (1) Excludes accelerated OID. See page 24 for definitions. Note: Accelerated OID and repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities. Equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity. See page 24 for definitions.